Pro Forma Effects of Clickpro Acquisition (Detail) (Two Thousand Eleven Acquisitions, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Two Thousand Eleven Acquisitions
Business Acquisition, Pro Forma Information [Line Items]
Total revenues	$ 281,897
Net income attributable to Charm Communications Inc.	$ 46,594
Income per share - basic	$ 0.60
Income per share - diluted	$ 0.57